nexa

CONSENT OF QUALIFIED PERSON

I, Cesar Moreno, B.Eng., MAusIMM, a Qualified Person for purposes of subpart 1300 of SEC Regulation S-K ("**S-K 1300**"), and a Nexa Resources employee, consent to the public filing of the Annual Report titled ***"Annual Report Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934"*** with an effective date of December 31, 2024. The document contains certain disclosures relating to the mining properties of Nexa Resources S.A. ("**Nexa Resources**", "**Nexa**" or the "**Company**") that have been prepared in accordance with S-K 1300 adopted by the U.S. Securities and Exchange Commission.

I certify that I have supervised and validated the mineral reserves estimate performed by Nexa employees for Cerro Lindo Mine.

I also certify that I have read the annual report on Form 20-F and approved the document being filed by Nexa Resources S.A. and that it fairly and accurately represents the 2024 Mineral Reserves for each propriety for which I am responsible.

Dated: March 27, 2025.

Cesar Moreno, B.Eng., MAusIMM 3138524

nexaresources.com

Av. Luís Carlos Berrini, 105
6º andar – São Paulo/SP
04571-010
Brasil

Av. Circunvalación El Golf Los Incas
Nº170 Block A Piso 22
Surco – Lima
15036
Perú

nexa

CONSENT OF QUALIFIED PERSON

I, Mateus Gomes Ribeiro, B.Eng., MAusIMM, a Qualified Person for purposes of subpart 1300 of SEC Regulation S-K ("**S-K 1300**"), and a Nexa Resources employee, consent to the public filing of the Annual Report titled ***"Annual Report Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934"*** with an effective date of December 31, 2024. The document contains certain disclosures relating to the mining properties of Nexa Resources S.A. ("**Nexa Resources**", "**Nexa**" or the "**Company**") that have been prepared in accordance with S-K 1300 adopted by the U.S. Securities and Exchange Commission.

I certify that I have supervised and validated the mineral reserves estimate performed by Nexa employees for Vazante mine and Vazante Aroeira Tailings.

I also certify that I have read the annual report on Form 20-F and approved the document being filed by Nexa Resources S.A. and that it fairly and accurately represents the 2024 Mineral Reserves for each propriety for which I am responsible.

Dated: March 27, 2025.

Signed by:
MATEUS GOMES RIBEIRO
FFBFAB44D73A4E2...

Mateus Gomes Ribeiro, B.Eng., MAusIMM 3131208

Av. Luís Carlos Berrini, 105
6º andar – São Paulo/SP
04571-010
Brasil

Av. Circunvalación El Golf Los Incas
Nº170 Block A Piso 22
Surco – Lima
15036
Perú

nexa

CONSENT OF QUALIFIED PERSON

I, Renzo Suarez, B.Eng., MAusIMM, a Qualified Person for purposes of subpart 1300 of SEC Regulation S-K ("**S-K 1300**"), and a Nexa Resources employee, consent to the public filing of the Annual Report titled ***"Annual Report Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934"*** with an effective date of December 31, 2024. The document contains certain disclosures relating to the mining properties of Nexa Resources S.A. ("**Nexa Resources**", "**Nexa**" or the "**Company**") that have been prepared in accordance with S-K 1300 adopted by the U.S. Securities and Exchange Commission.

I certify that I have supervised and validated the mineral reserves estimate performed by Nexa employees for Cerro Pasco Complex.

I also certify that I have read the annual report on Form 20-F and approved the document being filed by Nexa Resources S.A. and that it fairly and accurately represents the 2024 Mineral Reserves for each propriety for which I am responsible.

Dated: March 27, 2025.

Renzo Suarez, B.Eng., MAusIMM 3132852

nexa

CONSENT OF QUALIFIED PERSON

I, Vitor Ferraz Viana, B.Eng., FAusIMM, a Qualified Person for purposes of subpart 1300 of SEC Regulation S-K ("**S-K 1300**"), and a Nexa Resources employee, consent to the public filing of the Annual Report titled ***"Annual Report Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934"*** with an effective date of December 31, 2024. The document contains certain disclosures relating to the mining properties of Nexa Resources S.A. ("**Nexa Resources**", "**Nexa**" or the "**Company**") that have been prepared in accordance with S-K 1300 adopted by the U.S. Securities and Exchange Commission.

I certify that I have supervised and validated the mineral reserves estimate performed by Nexa employees for Aripuanã Mine.

I also certify that I have read the annual report on Form 20-F and approved the document being filed by Nexa Resources S.A. and that it fairly and accurately represents the 2023 Mineral Reserves for each propriety for which I am responsible.

Dated: March 27, 2025.

Vitor Ferraz Viana, B.Eng., FAusIMM 3115648

nexa

CONSENT OF QUALIFIED PERSON

I, José Antonio Lopes, B.Geo., MAusIMM(Geo), a Qualified Person for purposes of subpart 1300 of Regulation S-K ("**S-K 1300**"), and a Nexa Resources employee, consent to the public filing of the Annual Report titled ***"Annual Report Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934"*** with an effective date of December 31, 2024. The document contains certain disclosures relating to the mining properties of Nexa Resources S.A. ("**Nexa Resources**", "**Nexa**" or the "**Company**") that have been prepared in accordance with S-K 1300 adopted by the U.S. Securities and Exchange Commission.

I certify that I have supervised and validated the Mineral Resources estimate performed by Nexa employees for Vazante, Aripuanã and Bonsucesso.

I also certify that I have read the annual report on Form 20-F and approved the document being filed by Nexa Resources S.A. and that it fairly and accurately represents the Mineral Resources for each propriety for which I am responsible.

Dated: March 27, 2025.

José Antonio Lopes, B.Geo., FAusIMM(Geo)
AusIMM No. 224829

Av. Eng. Luís Carlos Berrini, 105
6º andar – São Paulo/SP
04571-010
Brasil

Av. Circunvalación El Golf Los Incas
Nº170 Block A Piso 22
Surco – Lima
15036
Perú

nexa

CONSENT OF QUALIFIED PERSON

I, Jerry Huaman Abalos, B.Geo., MAusIMM CP(Geo), a Qualified Person for purposes of subpart 1300 of Regulation S-K ("**S-K 1300**"), and a Nexa Resources employee, consent to the public filing of the Annual Report titled ***"Annual Report Pursuant to section 13 or 15(d) of the Securities Exchange act of 1934"*** with an effective date of December 31, 2024. The document contains certain disclosures relating to the mining properties of Nexa Resources S.A. ("**Nexa Resources**", "**Nexa**" or the "**Company**") that have been prepared in accordance with S-K 1300 adopted by the U.S. Securities and Exchange Commission.

I certify that I have supervised and validated the Mineral Resources estimate performed by Nexa employees for Mining Operations Cerro Lindo, El Porvenir, Atacocha Underground, and Atacocha Open Pit, Projects Magistral, Hilarión and Florida Canyon.

I also certify that I have read the annual report on Form 20-F and approved the document being filed by Nexa Resources S.A. and that it fairly and accurately represents the Mineral Resources for each propriety for which I am responsible.

Dated: March 27, 2025.

Jerry Huaman Abalos, B.Geo., MAusIMM CP(Geo)
AusIMM No. 337058

Av. Eng. Luís Carlos Berrini, 105
6º andar – São Paulo/SP
04571-010
Brasil

Av. Circunvalación El Golf Los Incas
Nº170 Block A Piso 22
Surco – Lima
15036
Perú